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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                -----------------


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)

                     of the Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported):   March 20, 2002
                                                       --------------------


                             Corrpro Companies, Inc.
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             (Exact name of registrant as specified in its charter)


     Ohio                         1-12282                        34-1422570
----------------                -----------                     ------------
(State or other                 (Commission                   (I.R.S. Employer
 jurisdiction of                File Number)                 Identification No.)
 incorporation)


       1090 Enterprise Drive, Medina, Ohio                  44256
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     (Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code:      (330) 723-5082
                                                     ------------------------


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          (Former Name or Former Address, if Changed Since Last Report)




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Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

   (c)  Exhibits.

        99.1 Press Release of the Company, dated March 20, 2002.

Item 9. REGULATION FD DISCLOSURE.

        Pursuant to Regulation FD, Corrpro Companies, Inc. (the "Company") is furnishing a press release it released on March 20, 2002. The press release is attached hereto as Exhibit 99.1.









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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   CORRPRO COMPANIES, INC.



Date:  March 21, 2002              By: /s/ Robert M. Sloan
                                       --------------------------------------
                                       Robert M. Sloan
                                       Senior Vice President and Chief Financial
                                         Officer
















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                                  EXHIBIT INDEX


         EXHIBIT               DESCRIPTION OF EXHIBIT

         99.1           Press Release of the Company, dated March 20, 2002.




















                                      E-1